UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

Aura FAT Projects Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-901886	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Phillip Steet, #09-00, Royal One Phillip

Singapore, 048692

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +65-3135-1511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Business Combination Agreement

As previously disclosed on May 7, 2023, Aura Fat Projects Acquisition Corp, a Cayman Islands exempted company limited by shares (“AFAR”), Allrites Holdings Pte. Ltd., a Singaporean private company limited by shares (“Allrites”), and Meta Gold Pte. Ltd., Singaporean exempt private company limited by shares, solely in its capacity as representative for the shareholders of Allrites, entered into a business combination agreement (the “Business Combination Agreement”).

On January 17, 2025, the parties entered into the First Amendment to the Business Combination Agreement effective as of January 14, 2025 (“Amendment”) to, among other things, (i) amend the earnout threshold and the earnout periods, (ii) extend the Agreement End Date to July 18, 2025, (iii) remove certain representations and covenants relating to AFAR’s stock listing, and (iv) increase the Break Fee. Capitalized terms used but not defined shall have the meaning ascribed to such term in the Business Combination Agreement.

The foregoing description is only a summary of Amendment and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which was filed as Exhibit 1.1 on AFAR’s Current Report on Form 8-K dated May 9, 2023, and by reference to the full text of the Amendment which is filed as Exhibit 1.1 on this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements, including those set forth in the Risk Factors section of the Company’s Amendment No. 1 to Form F-4 filed on September 13, 2023 with the SEC as well as the Company’s Annual Report on Form 10-K filed with the SEC and any subsequent filings with the SEC. Copies are available on the SEC’s website, www.sec.gov. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
1.1	First Amendment to Business Combination Agreement
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed by the duly authorized undersigned.

AURA FAT PROJECTS ACQUISITION CORP

Date: January 21, 2025	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer

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